Exhibit 99.1

Contacts:

Media	Investors
Brad Bishop	Marc Ostermann	Sam Leno
574-372-4291	574-371-8515	574-372-4790
bradley.bishop@zimmer.com	marc.ostermann@zimmer.com	sam.leno@zimmer.com

Zimmer Reports Fourth Quarter and 2004 Financial Results

Fourth Quarter Highlights

•	Net Sales increased 14% (includes 3% increase due to changes in foreign exchange rates) to $801 million

•	Worldwide Reconstructive Sales increased 16% (includes 3% increase due to changes in foreign exchange rates) with Americas Reconstructive Sales increasing 21%

•	Continued margin strength — 76% gross, 30% operating and 25% net reported; 77% gross, 32% operating and a record 22% net adjusted*

•	Diluted EPS were $0.81 reported, and $0.71 adjusted*, an increase of 39% adjusted* over prior year

•	Record operating cash flow of $258 million, total debt reduced to $652 million and cash on hand $174 million, resulting in net debt* of $478 million

Full Year Highlights

•	Net Sales increased 57% reported, and 15% combined* (includes 4% increase due to changes in foreign exchange rates) to $2.98 billion

•	Worldwide Reconstructive Sales increased 62% reported, and 17% combined* (includes 4% increase due to changes in foreign exchange rates)

•	Diluted EPS were $2.19 reported, and $2.41 adjusted*, an increase of 34% adjusted* over prior year and the third consecutive year of 30% or more adjusted* EPS growth

•	Operating cash flow of $862 million and more than $1 billion since acquisition of Centerpulse

•	Increasing 2005 diluted EPS guidance by approximately $0.06 to a range of $2.76 to $2.78 reported and $2.89 to $2.91 adjusted*, or 21% over prior year adjusted*

(WARSAW, IN) January 31, 2005 — Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported net sales and earnings for the fourth quarter and year ended December 31, 2004. For the fourth quarter, the Company reported net sales of $801 million and diluted earnings per share of $0.81 and $0.71 adjusted*. Full year net sales were $2.98 billion and diluted earnings per share were $2.19 reported and $2.41 adjusted*. The Company’s fourth quarter sales and diluted earnings per share results adjusted* exceeded the high end of the Company’s guidance and First Call estimates of $783 million and $0.64, respectively.

The Company’s reported results reflect its acquisitions of Centerpulse AG on October 2, 2003, and Implex Corp. on April 23, 2004. Reported results include in-process R&D write-offs, acquisition and integration expenses, inventory step-up, a tax benefit from decreased deferred taxes of acquired Centerpulse operations that resulted from a reduction in the ongoing Swiss tax rate, and the prior year cumulative effect of a change in accounting principle for instrumentation, as applicable.

“Zimmer’s winning performance continues as evidenced by our strong sales, margins and cash flow,” said Ray Elliott, Zimmer Chairman, President and CEO. “During 2004, we invested heavily in the expansion of landscape-changing innovations such as Minimally Invasive Solutions™ (MIS™) Procedures and Technologies and Trabecular Metal™ Technology. We delivered more than 40 major development projects to the market. We generated more than $540 million in new product sales. The future should be equally rich with a 146 project pipeline, two-thirds of which is devoted to innovative technology and advanced platforms.”

Zimmer has continued to focus on Minimally Invasive Solutions Procedures and Technologies. During the year, the Company trained more than 1,400 surgeons; added two new Zimmer Institutes; documented potentially improved hospital profitability with almost 1,000 patients; launched a 13 city, low-cost DTC campaign capitalizing on more than 100,000 visits to the Company’s MIS “Find-a-Doc” web-based surgeon locator; and supported 17 different MIS papers. In addition, Zimmer placed more than 2,000 MIS Quad-Sparing™ Knee Replacement and Mini-Knee Replacement instrument sets in the field—by management estimates, more than the Company’s top three competitors combined.

“As we enter 2005, a key focus continues to be the integration of Centerpulse and Implex, including the realization of both targeted synergies and identified opportunities,” said Elliott. “The year 2004 was a great beginning—we are ahead of schedule having already accomplished more than 2,000 of the total 3,364 integration milestones and raised the estimated, sustainable cost synergies to slightly over $100 million annually from our original estimates of $70 to $90 million.”

The following tables provide a comparison of sales results for the fourth quarter and full year. Because the Centerpulse acquisition closed on October 2, 2003, Centerpulse sales were included in Zimmer’s fourth quarter 2003 results and there is no distinction made between reported and combined* in the table for the fourth quarter. The full-year comparison is on a combined* basis because Centerpulse was an independent company during the first three quarters of 2003.

Net Sales — Three Months Ended December 31, 2004

	Net	%
($ MM)	Sales	Growth	FX Impact **
Geographic Segments
Americas	$456	16%	0%
Europe	228	14	9
Asia Pacific	117	7	4
Total	801	14	3
Product Categories
Reconstructive
Americas	$364	21%	1%
Europe	209	14	9
Asia Pacific	91	6	4
Total	664	16	3
Hips
Americas	$128	15%	1%
Europe	109	9	9
Asia Pacific	49	7	4
Total	286	11	4
Knees
Americas	$204	26%	0%
Europe	86	20	9
Asia Pacific	37	3	4
Total	327	21	3
Dental	$36	21%	3%
Trauma	$44	2%	3%
Spine	$35	2%	1%
Orthopaedic Surgical Products	$58	11%	2%

**	Effect of changes in foreign exchange rates on growth

Net earnings for the quarter were $200 million on a reported basis, and were $176 million adjusted*, an increase of 42% adjusted* over the prior year. Diluted earnings per share for the quarter were $0.81 reported and were $0.71 adjusted*, an increase of 39% adjusted* over the prior year.

Net Sales — Year Ended December 31, 2004

	Reported		Combined*
	Net	%	% Growth
($ MM)	Sales	Growth	Combined*	FX Impact **
Geographic Segments
Americas	$1,741	44%	16%	0%
Europe	809	121	14	9
Asia Pacific	431	32	13	8
Total	2,981	57	15	4
Product Categories
Reconstructive
Americas	$1,378	46%	20%	0%
Europe	737	124	14	9
Asia Pacific	341	37	12	7
Total	2,456	62	17	4
Hips
Americas	$500	37%	18%	1%
Europe	398	163	13	10
Asia Pacific	181	41	12	8
Total	1,079	67	15	5
Knees
Americas	$762	46%	22%	0%
Europe	292	79	15	10
Asia Pacific	141	23	10	8
Total	1,195	49	19	4
Dental	$125	N/A ***	25%	3%
Trauma	$173	15%	7%	3%
Spine	$134	N/A ***	3%	2%
Orthopaedic Surgical Products	$218	12%	9%	3%

** Effect of changes in foreign exchange rates on growth

*** Prior year sales were minimal for Zimmer standalone

Net earnings for the year were $542 million on a reported basis, and were $598 million adjusted*, an increase of 57% adjusted* over the prior year. Diluted earnings per share for the year were $2.19 reported and were $2.41 adjusted*, an increase of 34% adjusted* over the prior year.

Guidance
The following guidance falls within the Company’s previous expectations for the combination of Zimmer and Centerpulse to deliver a minimum of 10% sales growth in 2005, a 20% to 25% diluted earnings per share adjusted* growth in 2005, and the potential to exceed a 25% diluted earnings per share adjusted* growth in 2006. Earnings per share guidance for 2005 and 2006 excludes the impact of changes in U.S. GAAP related to accounting for equity-based compensation. Many factors are incorporated into the Company’s guidance. The factors discussed below are not intended to be an exhaustive list of the factors considered.

As a result of potential foreign currency exchange rate fluctuations throughout 2005, the negative pricing effects of the changing German reimbursement system, and the second quarter 2004 price decreases in Japan, the Company is maintaining its previous full year 2005 sales guidance to be in a range of $3,325 million and $3,345 million. This represents sales growth of approximately 12.0% over full year 2004. Considering the effects of anticipated new product introductions throughout 2005, sales growth for the last six months of 2005 should be slightly above this annual growth range, and sales for the first six months should be slightly below this range. Additionally, the first quarter of 2005 contains two fewer billing days than the same period in 2004, while the second quarter contains one additional billing day. Consequently, sales growth in the first quarter 2005 should be approximately 9.0% reported (representing 12% growth on a per billing day basis), while sales growth in the second quarter should be approximately 15.0% reported (representing 13% growth on a per billing day basis).

With the Company’s improved gross profit and operating profit margins reported in the fourth quarter of 2004, it is increasing its previous full year adjusted* earnings per share estimates for 2005 by $0.06 to a range of $2.89 to $2.91, an increase over prior year of approximately 21% adjusted*. The Company expects reported earnings per share in the first half of 2005 to be in a range of $1.32 to $1.33, and adjusted* earnings per share to be in a range of $1.40 to $1.41, with approximately $0.66 to $0.67 in the first quarter and approximately $0.74 in the second quarter.

The Company also expects reported earnings per share in the second half of 2005 to be in a range of $1.44 to $1.45, and adjusted* earnings per share in a range of $1.49 to $1.50.

Conference Call

The Company will conduct its fourth quarter and full-year 2004 investor conference call on Tuesday, February 1, 2005, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed live via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference. Individuals who wish to dial into the conference call may do so at (800) 406-1106. International callers should dial (706) 634-7075. A digital recording will be available two hours after the completion of the conference call from February 1, 2005 to February 4, 2005. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 3063291. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.

Zimmer 2005 Analyst Meeting at AAOS

Zimmer had previously announced that it will conduct a meeting for investment analysts on February 24, 2005, during the American Academy of Orthopaedic Surgeons meeting. The meeting will be held at the Renaissance Mayflower Hotel in Washington, D.C., in the State Room, with registration to start at 4:30 p.m. Eastern Time. The investment analyst meeting will be hosted by Ray Elliott and Sam Leno, Executive Vice President, Corporate Finance and Operations and Chief Financial Officer, and will feature a presentation and question and answer period, which will also be available as a live webcast at http://investor.zimmer.com. To avoid any delay in starting the meeting on time, investment analysts are encouraged to pre-register for the meeting by contacting Michele Picillo in advance of the meeting at 574-372-4474 or by e-mail at michele.picillo@zimmer.com.

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is the worldwide #1 pure-play orthopaedic leader in designing, developing, manufacturing and marketing reconstructive and spinal implants, trauma and related orthopaedic surgical products. In October 2003, the Company finalized its acquisition of Centerpulse AG, a Switzerland-based orthopaedics company and the leader in the European reconstructive market. Zimmer has operations in more than 24 countries around the world and sells products in more than 100 countries. Zimmer’s 2004 sales were approximately $3 billion. The Company is supported by the efforts of more than 6,500 employees worldwide.

###

Visit Zimmer on the worldwide web at www.zimmer.com

*Note on Non-GAAP Financial Measures

As used in this press release, the term “combined” sales includes Centerpulse for the first, second and third quarters of 2003 in order to provide more meaningful year-to-year comparisons. The term “adjusted” refers to operating performance measures that exclude in-process R&D write-offs, acquisition and integration expenses, inventory step-up, a tax benefit from decreased deferred taxes of acquired Centerpulse operations that resulted from a reduction in the ongoing Swiss tax rate, and the cumulative effect of the change in accounting principle for instruments. The term “net debt” refers to short-term and long-term debt obligations minus the Company’s cash and equivalents and restricted cash. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate Centerpulse AG and Implex Corp., the outcome of the pending informal SEC investigation of Centerpulse accounting, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the disclosure materials filed by Zimmer with the U.S. Securities and Exchange Commission. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 and 2003
(in millions, except per share amounts, unaudited)

	2004	2003	% Inc/(Dec)
Net Sales	$801.1	$701.6	14%
Cost of products sold	189.4	224.1	(16)

Gross Profit	611.7	477.5	28

Research and development	47.3	37.3	27
Selling, general and administrative	308.7	287.1	8
In-process research and development	—	11.2	N/A
Acquisition and integration	14.1	76.4	(82)

Operating expenses	370.1	412.0	(10)

Operating Profit	241.6	65.5	269
Interest expense	5.9	10.2	(43)

Earnings before income taxes and minority interest	235.7	55.3	326
Provision for income taxes	35.4	18.8	89
Minority interest	(0.3)	0.5	(172)

Net Earnings	$200.0	$37.0	440

Earnings Per Common Share
Basic	$0.82	$0.15	447
Diluted	$0.81	$0.15	440

Weighted Average Common Shares Outstanding
Basic	245.3	242.0
Diluted	248.4	245.4

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2004 and 2003
(in millions, except per share amounts, unaudited)

	2004	2003	% Inc/(Dec)
Net Sales	$2,980.9	$1,901.0	57%
Cost of products sold	779.9	516.2	51

Gross Profit	2,201.0	1,384.8	59

Research and development	166.7	105.8	57
Selling, general and administrative	1,190.0	737.5	61
In-process research and development	—	11.2	N/A
Acquisition and integration	81.1	79.6	2

Operating expenses	1,437.8	934.1	54

Operating Profit	763.2	450.7	69
Interest expense	31.7	13.2	140

Earnings before income taxes, minority interest and cumulative effect of change in accounting principle	731.5	437.5	67
Provision for income taxes	189.6	146.8	29
Minority interest	(0.1)	0.5	(124)

Earnings before cumulative effect of change in accounting principle	541.8	291.2	86
Cumulative effect of change in accounting principle, net of tax	—	55.1	N/A

Net Earnings	$541.8	$346.3	57

Earnings Per Common Share — Basic
Earnings before cumulative effect of change in accounting principle	$2.22	$1.40	59
Cumulative effect of change in accounting principle, net of tax	—	0.27	N/A

Earnings Per Common Share — Basic	$2.22	$1.67	33

Earnings Per Common Share — Diluted
Earnings before cumulative effect of change in accounting principle	$2.19	$1.38	59
Cumulative effect of change in accounting principle, net of tax	—	0.26	N/A

Earnings Per Common Share — Diluted	$2.19	$1.64	34

Weighted Average Common Shares Outstanding
Basic	244.4	207.7
Diluted	247.8	211.2

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2004 and 2003
(in millions)

	December 31,
	2004	2003
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$154.6	$77.5
Restricted cash	18.9	14.5
Receivables, net	524.8	486.4
Inventories, net	536.0	527.7
Other current assets	326.6	232.6

Total current assets	1,560.9	1,338.7
Property, plant and equipment, net	628.5	525.2
Intangible assets	794.8	760.5
Goodwill	2,528.9	2,291.8
Other assets	182.4	239.8

Total Assets	$5,695.5	$5,156.0

Liabilities and Shareholders’ Equity

Current liabilities	$673.5	$544.0
Short-term debt	27.5	101.3
Other long-term liabilities	420.9	352.6
Long-term debt	624.0	1,007.8
Minority interest	7.1	7.0
Shareholders’ equity	3,942.5	3,143.3

Total Liabilities and Shareholders’ Equity	$5,695.5	$5,156.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 and 2003
(in millions)

	2004	2003
	(unaudited)
Cash flows provided by (used in) operating activities
Net earnings	$541.8	$346.3
Depreciation and amortization	181.3	103.3
Inventory step-up	59.4	42.7
Write off of in-process research and development	—	11.2
Cumulative effect of change in accounting principle	—	(89.1)
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	139.2	117.8
Receivables	(10.6)	(39.0)
Inventories	(44.7)	(53.0)
Accounts payable and accrued expenses	(3.1)	75.9
Other assets and liabilities	(1.1)	(21.3)

Net cash provided by operating activities	862.2	494.8

Cash flows provided by (used in) investing activities
Additions to instruments	(139.6)	(113.6)
Additions to other property, plant and equipment	(100.8)	(44.9)
Centerpulse and InCentive acquisitions, net of acquired cash	(18.2)	(927.7)
Implex acquisition, net of acquired cash	(153.1)	—
Proceeds from note receivable	25.0	—
Investments in other assets	(1.6)	(16.5)

Net cash used in investing activities	(388.3)	(1,102.7)

Cash flows provided by (used in) financing activities
Proceeds from exercise of stock options	65.0	70.5
Net proceeds/(payments) on lines of credit	(461.4)	170.6
Proceeds from term loans	—	550.0
Payments on term loans	—	(100.0)
Debt issuance costs	(0.6)	(19.4)
Equity issuance costs	(5.0)	(6.9)

Net cash provided by (used in) financing activities	(402.0)	664.8

Effect of exchange rates on cash and equivalents	5.2	4.9

Increase in cash and equivalents	77.1	61.8
Cash and equivalents, beginning of period	77.5	15.7

Cash and equivalents, end of period	$154.6	$77.5

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC REGION
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004 and 2003
(in millions, unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			%			%
	2004	2003	Increase	2004	2003	Increase
Americas	$456.3	$392.4	16%	$1,741.3	$1,208.3	44%
Europe	228.2	200.1	14	808.3	366.0	121
Asia Pacific	116.6	109.1	7	431.3	326.7	32

Total	$801.1	$701.6	14	$2,980.9	$1,901.0	57

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004 and 2003
(in millions, unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			%			%
	2004	2003	Increase	2004	2003	Increase
Reconstructive	$663.8	$571.6	16%	$2,456.3	$1,521.0	62%
Trauma	44.0	43.3	2	172.9	150.1	15
Spine	34.6	33.9	2	134.2	35.1	281
OSP	58.7	52.8	11	217.5	194.8	12

Total	$801.1	$701.6	14	$2,980.9	$1,901.0	57

ZIMMER HOLDINGS, INC.
COMBINED* SALES GROWTH
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions, unaudited)

	Net Sales
		Nine Months		Year Ended
	Year Ended	Ended		December 31, 2004
	December 31, 2003	September 30, 2003		Reported	Combined*
	Zimmer Reported	Centerpulse Reported	Combined*	Net Sales	% Growth
Geographic Segments
Americas	$1,208	$291	$1,499	$1,741	16%
Europe	366	341	707	809	14
Asia Pacific	327	57	384	431	13

Total	$1,901	$689	$2,590	$2,981	15

Product Categories
Reconstructive
Americas	$941	$209	$1,150	$1,378	20%
Europe	330	314	644	737	14
Asia Pacific	250	54	304	341	12

Total	$1,521	$577	$2,098	$2,456	17

Hips
Americas	$366	$60	$426	$500	18%
Europe	152	200	352	398	13
Asia Pacific	128	32	160	181	12

Total	$646	$292	$938	$1,079	15

Knees
Americas	$524	$102	$626	$762	22%
Europe	163	91	254	292	15
Asia Pacific	114	14	128	141	10

Total	$801	$207	$1,008	$1,195	19

Dental	$30	$70	$100	$125	25%

Trauma	$150	$11	$161	$173	7%

Spine	$35	$96	$131	$134	3%

OSP	$195	$5	$200	$218	9%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET EARNINGS TO ADJUSTED* NET EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 and 2003
(in millions, unaudited)

	Three Months
	Ended December 31,
	2004	2003
Net Earnings	$200.0	$37.0
Acquisition and integration	14.1	76.4
Inventory step-up	3.3	42.7
In-process research and development	—	11.2
Tax benefit of acquisition and integration, inventory step-up and in-process research & development	(6.5)	(42.8)
Tax benefit from decreased deferred taxes of acquired Centerpulse operations; due to Swiss tax rate reduction	(34.5)	—

Adjusted* Net Earnings	$176.4	$124.5

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET EARNINGS TO ADJUSTED* NET EARNINGS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 and 2003
(in millions, unaudited)

	Twelve Months
	Ended December 31,
	2004	2003
Net Earnings	$541.8	$346.3
Acquisition and integration	81.1	79.6
Inventory step-up	59.4	42.7
In-process research and development	—	11.2
Tax benefit of acquisition and integration, inventory step-up and in-process research & development	(50.2)	(43.9)
Tax benefit from decreased deferred taxes of acquired Centerpulse operations; due to Swiss tax rate reduction	(34.5)	—
Cumulative effect of change in accounting principle, net of tax	—	(55.1)

Adjusted* Net Earnings	$597.6	$380.8

ZIMMER HOLDINGS, INC.
RECONCILIATION OF DILUTED EPS TO ADJUSTED* DILUTED EPS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 and 2003
(unaudited)

	Three Months
	Ended December 31,
	2004	2003
Diluted EPS	$0.81	$0.15
Acquisition and integration	0.06	0.31
Inventory step-up	0.01	0.18
In-process research and development	—	0.05
Tax benefit of acquisition and integration, inventory step-up and in-process research & development	(0.03)	(0.18)
Tax benefit from decreased deferred taxes of acquired Centerpulse operations; due to Swiss tax rate reduction	(0.14)	—

Adjusted* Diluted EPS	$0.71	$0.51

ZIMMER HOLDINGS, INC.
RECONCILIATION OF DILUTED EPS TO ADJUSTED* DILUTED EPS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 and 2003
(unaudited)

	Twelve Months
	Ended December 31,
	2004	2003
Diluted EPS	$2.19	$1.64
Acquisition and integration	0.32	0.38
Inventory step-up	0.24	0.20
In-process research and development	—	0.05
Tax benefit of acquisition and integration, inventory step-up and in-process research and development	(0.20)	(0.21)
Tax benefit from decreased deferred taxes of acquired Centerpulse operations; due to Swiss tax rate reduction	(0.14)	—
Cumulative effect of change in accounting principle, net of tax	—	(0.26)

Adjusted* Diluted EPS	$2.41	$1.80

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED* STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
(in millions, except per share amounts, unaudited)

	Reported 2004	Adjustments	Adjusted* 2004
Net Sales	$801.1	$—	$801.1
Cost of products sold	189.4	(3.3)	186.1

Gross Profit	611.7	3.3	615.0

Research and development	47.3	—	47.3
Selling, general and administrative	308.7	—	308.7
Acquisition and integration	14.1	(14.1)	—

Operating expenses	370.1	(14.1)	356.0

Operating Profit	241.6	17.4	259.0
Interest expense	5.9	—	5.9

Earnings before income taxes and minority interest	235.7	17.4	253.1
Provision for income taxes	35.4	41.0	76.4
Minority interest	(0.3)	—	(0.3)

Net Earnings	$200.0	$(23.6)	$176.4

Earnings Per Common Share
Basic	$0.82	$(0.10)	$0.72
Diluted	$0.81	$(0.10)	$0.71

Weighted Average Common Shares Outstanding
Basic	245.3		245.3
Diluted	248.4		248.4

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED* STATEMENTS OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in millions, except per share amounts, unaudited)

	Reported 2004	Adjustments	Adjusted* 2004
Net Sales	$2,980.9	$—	$2,980.9
Cost of products sold	779.9	(59.4)	720.5

Gross Profit	2,201.0	59.4	2,260.4

Research and development	166.7	—	166.7
Selling, general and administrative	1,190.0	—	1,190.0
Acquisition and integration	81.1	(81.1)	—

Operating expenses	1,437.8	(81.1)	1,356.7

Operating Profit	763.2	140.5	903.7
Interest expense	31.7	—	31.7

Earnings before income taxes and minority interest	731.5	140.5	872.0
Provision for income taxes	189.6	84.7	274.3
Minority interest	(0.1)	—	(0.1)

Net Earnings	$541.8	$55.8	$597.6

Earnings Per Common Share
Basic	$2.22	$0.23	$2.45
Diluted	$2.19	$0.22	$2.41

Weighted Average Common Shares Outstanding
Basic	244.4		244.4
Diluted	247.8		247.8

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED* STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
(in millions, except per share amounts, unaudited)

	Reported 2003	Adjustments	Adjusted* 2003
Net Sales	$701.6	$—	$701.6
Cost of products sold	224.1	(42.7)	181.4

Gross Profit	477.5	42.7	520.2

Research and development	37.3	—	37.3
Selling, general and administrative	287.1	—	287.1
In-process research and development	11.2	(11.2)	—
Acquisition and integration	76.4	(76.4)	—

Operating expenses	412.0	(87.6)	324.4

Operating Profit	65.5	130.3	195.8
Interest expense	10.2	—	10.2

Earnings before income taxes and minority interest	55.3	130.3	185.6
Provision for income taxes	18.8	42.8	61.6
Minority interest	0.5	—	0.5

Net Earnings	$37.0	$87.5	$124.5

Earnings Per Common Share
Basic	$0.15	$0.36	$0.51
Diluted	$0.15	$0.36	$0.51

Weighted Average Common Shares Outstanding
Basic	242.0		242.0
Diluted	245.4		245.4

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED* STATEMENTS OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions, except per share amounts, unaudited)

	Reported 2003	Adjustments	Adjusted* 2003
Net Sales	$1,901.0	$—	$1,901.0
Cost of products sold	516.2	(42.7)	473.5

Gross Profit	1,384.8	42.7	1,427.5

Research and development	105.8	—	105.8
Selling, general and administrative	737.5	—	737.5
In-process research and development	11.2	(11.2)	—
Acquisition and integration	79.6	(79.6)	—

Operating expenses	934.1	(90.8)	843.3

Operating Profit	450.7	133.5	584.2
Interest expense	13.2	—	13.2

Earnings before income taxes, minority interest and cumulative effect of change in accounting principle	437.5	133.5	571.0
Provision for income taxes	146.8	43.9	190.7
Minority interest	0.5	—	0.5

Earnings before cumulative effect of change in accounting principle	291.2	89.6	380.8
Cumulative effect of change in accounting principle, net of tax	55.1	(55.1)	—

Net Earnings	$346.3	$34.5	$380.8

Earnings Per Common Share - Basic
Earnings before cumulative effect of change in accounting principle	$1.40	$0.43	$1.83
Cumulative effect of change in accounting principle, net of tax	0.27	(0.27)	—

Earnings Per Common Share - Basic	$1.67	$0.16	$1.83

Earnings Per Common Share - Diluted
Earnings before cumulative effect of change in accounting principle	$1.38	$0.42	$1.80
Cumulative effect of change in accounting principle, net of tax	0.26	(0.26)	—

Earnings Per Common Share - Diluted	$1.64	$0.16	$1.80

Weighted Average Common Shares Outstanding
Basic	207.7		207.7
Diluted	211.2		211.2

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET MARGIN TO ADJUSTED* NET MARGIN
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004
(unaudited)

	Three Months Ended	Twelve Months Ended
	December 31,	December 31,
	2004	2004
Net Margin	25.0%	18.2%
Acquisition and integration	1.7	2.7
Inventory step-up	0.4	2.0
Tax benefit of acquisition and integration and inventory step-up	(0.8)	(1.7)
Tax benefit from decreased deferred taxes of acquired Centerpulse operations; due to Swiss tax rate reduction	(4.3)	(1.2)

Adjusted* Net Margin	22.0%	20.0%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF OPERATING MARGIN TO ADJUSTED* OPERATING MARGIN
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004
(unaudited)

	Three Months Ended	Twelve Months Ended
	December 31,	December 31,
	2004	2004
Operating Margin	30.2%	25.6%
Acquisition and integration	1.7	2.7
Inventory step-up	0.4	2.0

Adjusted* Operating Margin	32.3%	30.3%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF GROSS MARGIN TO ADJUSTED* GROSS MARGIN
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2004
(unaudited)

	Three Months Ended	Twelve Months Ended
	December 31,	December 31,
	2004	2004
Gross Margin	76.4%	73.8%
Inventory step-up	0.4	2.0

Adjusted* Gross Margin	76.8%	75.8%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET DEBT*
AS OF DECEMBER 31, 2004 and 2003
(unaudited)

	December 31,
	2004	2003
Short-term debt	$27.5	$101.3
Long-term debt	624.0	1,007.8

Total debt	651.5	1,109.1

Cash and equivalents	154.6	77.5
Restricted cash	18.9	14.5

Total cash	173.5	92.0

Net debt*	$478.0	$1,017.1

ZIMMER HOLDINGS, INC.
RECONCILIATION OF PROJECTED DILUTED EPS
TO PROJECTED ADJUSTED* DILUTED EPS
(unaudited)

	Low	High
Projected three months ended March 31, 2005:
Diluted EPS	$0.60	$0.61
Acquisition and Integration, net of tax	0.05	0.05
Inventory Step-up, net of tax	0.01	0.01

Adjusted* Diluted EPS	$0.66	$0.67

Projected three months ended June 30, 2005:
Diluted EPS	$0.72	$0.72
Acquisition and Integration, net of tax	0.02	0.02

Adjusted* Diluted EPS	$0.74	$0.74

Projected six months ended June 30, 2005:
Diluted EPS	$1.32	$1.33
Acquisition and Integration, net of tax	0.07	0.07
Inventory Step-up, net of tax	0.01	0.01

Adjusted* Diluted EPS	$1.40	$1.41

Projected six months ended December 31, 2005:
Diluted EPS	$1.44	$1.45
Acquisition and Integration, net of tax	0.05	0.05

Adjusted* Diluted EPS	$1.49	$1.50

Projected twelve months ended December 31, 2005:
Diluted EPS	$2.76	$2.78
Acquisition and Integration, net of tax	0.12	0.12
Inventory Step-up, net of tax	0.01	0.01

Adjusted* Diluted EPS	$2.89	$2.91